SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 27, 1998


                           ETHAN ALLEN INTERIORS INC.
             (Exact name of registrant as specified in its charter)


        Delaware                         1-11806                 06-1275288
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of incorporation)                                       Identification No.)


           Ethan Allen Drive
          Post Office Box 1966
          Danbury, Connecticut                         06813-1966
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including are code: (203) 743-8000


                                 Not Applicable
          (Former name or former address, if changed since last report)

                      INFORMATION TO BE INCLUDED IN REPORT



Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item  5.  Other Events.

         On January 27, 1998, the Board of Directors of Ethan Allen Inc. ("Company"), the wholly-owned subsidiary of Ethan Allen Interiors Inc., approved the redemption ("Redemption"), on March 15, 1998 ("Redemption Date"), of all of the Company's outstanding 8 3/4% Senior Notes Due 2001 ("Notes"). Each $1,000 principal amount of Notes will be redeemed for $1058.33 ("Redemption Amount") in cash, which includes a redemption premium of $14.58 and accrued interest of $43.75. The Redemption Amount, as a percentage of the principal amount of the Notes, is 101.458%. The principal amount of the outstanding Notes to be redeemed is $52,404,000. No amounts will be paid to the holders of the Notes prior to the Redemption Date. The principal amount of Notes held by the Company is $22,596,000, all of which will be retired on the Redemption Date. The Notes were issued pursuant to an Indenture ("Indenture"), dated as of March 23, 1993 and amended March 23, 1995, between the Company and The First National Bank of Boston (now known as BankBoston, N.A.).

         State Street Bank and Trust Company in New York City, the Successor Trustee under the Indenture, will act as paying agent in connection with the Redemption.

         Notice of the Redemption was given to the New York Stock Exchange on January 27, 1998 and a press release was issued on the same date. The terms of the Redemption are further described in the press release attached as an exhibit hereto.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not Applicable.

Item 8.  Change in Fiscal Year.

         Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ETHAN ALLEN INTERIORS INC.



Date: February 11, 1998                     By:  /s/ M. Farooq Kathwari
                                               ---------------------------
                                               Name:  M. Farooq Kathwari
                                               Title: Chairman, President and
                                                      Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number                     Description
------                     -----------
99                         Press release issued by the Company